SECONDARY PLEDGE AGREEMENT

              THIS SECONDARY PLEDGE AGREEMENT is entered into as of this 18th day of June, 1998, by and between METALCLAD CORPORATION, a Delaware corporation (the "Pledgor"), and GILMARTIN, POSTER & SHAFTO, a New York general partnership (the "Agent"), as agent for the Purchasers referred to in the Purchase Agreement defined below.

                              W I T N E S S E T H:

                 WHEREAS, pursuant to Purchase Agreement dated as of the date hereof (the "Purchase Agreement") between the Pledgor and ULTRA PACIFIC H O L DINGS S.A. ("Purchaser"), Purchaser is simultaneously herewith purchasing $252,812.50 aggregate principal amount of the Pledgor s Zero Coupon Secured Note due August 3, 1998 (the "Notes");

                      WHEREAS, as more specifically set forth in the Purchase Agreement and the Note, upon the occurrence of certain contingent events not certain to occur, Pledgor may become obligated to issue warrants (the "Warrants") to purchase shares of the Pledgor s Common Stock, par value $0.10 per share;

                WHEREAS, as a condition precedent and as an inducement to the Purchaser to purchase the Notes, the Pledgor has agreed to grant to the Agent for the benefit of the Purchasers (as defined in the Purchase Agreement) a security interest in the Collateral (as defined below), as more fully set forth herein;

             NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Definitions. For the purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated:

                     1.1  "Collateral" shall mean (i) the Pledged Securities,
   (ii) all proceeds of the Pledged Securities, (iii) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, any of the Pledged Securities or such additional securities, and (iv) all right, title, and interest of the Pledgor in and to the Trust Account and the proceeds thereof.

                    1.2 "Event of Default" shall mean an Event of Default as defined in the Purchase Agreement.

                    1.3 "MIC" shall mean Metalclad Insulation Corporation, a California corporation.

                 1.4 "Obligations" shall mean the obligations of the Pledgor under the Purchase Agreement, the Note and this Agreement.


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                   1.5  "Pledged Securities" shall mean all of the issued and outstanding share capital of MIC, all of which is owned beneficially and of record by the Pledgor, and which constitutes 1,000 shares, no par value.

                    1.6 "Trust Account" shall mean the Metalclad Corporation Trust Account with Pacific National Bank, Newport Beach, California created pursuant to the terms of a Fund Trust Agreement dated May 27, 1998 and as amended and restated pursuant to the terms of an Amended and Restated Fund Trust Agreement dated June 16, 1998.

             2. Pledge. As security for the payment and performance in full of all of the Obligations, the Pledgor hereby grants and pledges to the Agent for the benefit of the Purchasers, and hereby grants to the Agent a security interest in, the Collateral. The Agent acknowledges that Pledgor has previously granted a security interest in the Pledged Securities to Sundial International Fund Limited and Ultra Pacific Holdings S.A. on December 31, 1997 (the "Sundial/Ultra Pledge") and that the pledge and s e c u rity interest granted hereby is second in priority to the Sundial/Ultra Pledge.

                       3. Delivery of Collateral to Agent. The Agent hereby acknowledges the prior delivery of certificates representing all shares of the Pledged Securities, accompanied by stock powers or instruments of transfer, as the case may be, duly executed in blank by the Pledgor or its nominee, in connection with the Sundial/Ultra Pledge.

              4. Registration in Nominee Name; Denomination. The Agent shall have the right (in its sole and absolute discretion) (i) to hold the certificates or other instruments or documents representing any of the Collateral in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent, and (ii) upon the occurrence and during the continuation of an Event of Default, to exchange the certificates or other instruments or documents representing the Collateral for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

                5. Representations, Warranties and Covenants of the Pledgor. The Pledgor hereby represents and warrants to, and/or covenants and agrees with, the Agent as follows:

                   5.1 the Pledgor is duly organized and validly existing in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business requires it to be qualified. The Pledgor has the corporate power to own its properties and carry on its business as now being conducted, to execute, deliver and perform its obligations under this Pledge Agreement and to pledge to the Agent and to grant to the Agent a security interest in the Collateral;

                  5.2 the execution, delivery and performance of this Pledge Agreement and the pledge to the Agent and the grant to the Agent of a security interest in the Collateral (i) have been duly authorized by all necessary corporate action on the part of the Pledgor, (ii) will not violate, or involve the Agent or any of the Purchasers in a violation of, any provision of any law or regulation or any order of any governmental


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   authority  or  any  judgment of any court applicable to the Pledgor or its properties and assets, (iii) will not violate any provision of the Certificate of Incorporation or By-Laws of the Pledgor or any indenture, any agreement for borrowed money, any bond, note or other similar instrument or any other material agreement to which the Pledgor is a party or by which the Pledgor or any of its property is bound or affected, (iv) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement for borrowed money, bond, note, instrument or other agreement, and (v) will not result in the creation, or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of the Pledgor other than pursuant to this Pledge Agreement;

                  5.3 this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, subject (i) as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and other laws affecting creditors rights generally and to moratorium laws from time to time in effect, and
   (ii) to general equitable principles;

                  5.4 the Pledged Securities represent all of the issued and outstanding shares of the capital stock of MIC, all of which are owned beneficially and of record by the Pledgor;

                 5.5  the Pledgor has good title to the Collateral;

                       5.6 the Collateral is not subject to any other liens, security interests or encumbrances;

                    5.7 the Pledgor has the right to pledge and to grant the security interest in the Collateral free of any encumbrances, and without the consent of the creditors of the Pledgor or any other person or any governmental authority whatsoever;

                      5.8 there is no material pending legal or governmental proceeding to which the Pledgor is a party or to which any of its properties is subject, which proceeding will materially affect (i) the Pledgor s ability to perform its obligations hereunder or (ii) the Collateral;

                   5.9 this Pledge Agreement creates in favor of the Agent a valid, binding and enforceable security interest in, and lien upon, all right, title and interest of the Pledgor in the Collateral and, upon delivery of the Collateral to the Agent, the Agent will have a fully perfected first and prior security interest in and lien upon all right, title and interest of the Pledgor in the Collateral; and

                     5.10 the Pledgor will not create or permit to exist any lien, security interest or encumbrance on the Collateral except as permitted by this Agreement.

             6.  Voting Rights; Dividends; Etc.

                   6.1 The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to owners of the Pledged Securities or any part thereof for any purpose not inconsistent


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   with  the  terms  hereof,  at  all  times, except as expressly provided in
   Section 6.3 below.

                   6.2 Any dividends or distributions of any kind whatsoever (in cash or otherwise) received by the Pledgor, whether declared on a regular, periodic basis or resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer, in respect of the Pledged Securities, or received in exchange for the Pledged Securities, or other Collateral or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall, be and become part of the Collateral pledged hereunder and shall immediately be delivered to the Agent to be held subject to the terms hereof.

                    6.3 Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to
   Section 6.1 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers.

             7.  Remedies Upon Default.

                       7.1 If an Event of Default shall have occurred and be continuing, the Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. The Agent shall be authorized at any such sale (if it deems it advisable so to do) to restrict to the full extent permitted by applicable law the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                      7.2 The Agent shall give the Pledgor ten calendar days written notice of its intention to make any such public or private sale, or sale at any broker s board or on any such securities exchange, or of any other disposition of the Collateral. Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and shall state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Agent may, without notice or publication, adjourn any public


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   or  private  sale  or  cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold shall be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any sale or sales made pursuant to this Section 7, the Agent may bid for or purchase, free from any claim or right of whatsoever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Purchasers by the Pledgor as a credit against the purchase price; and the Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Collateral without further accountability therefor to the Pledgor or any, third party. The Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof and shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect
   thereto.    As  an  alternative  to  exercising  the  power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral under this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

                8. Application of Proceeds of Sale. The proceeds of sale of the Collateral sold pursuant to Section 7 hereof shall be distributed by the Agent (after deduction of all costs and expenses incurred by the Agent while enforcing its rights pursuant to this Pledge Agreement, including, without limitation, reasonable attorneys fees and expenses) to the holder of the Note, to be applied by the holder to the Obligations in such manner as it may deem appropriate.

                9.  Agent Appointed Attorney-in-Fact. Upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and the pledge of, and the grant of a security interest in, the Collateral hereunder and the taking of any action and the execution of any instrument which the Agent may deem
   n e c essary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same.

                10. Federal Securities Laws. In view of the position of the Pledgor in relation to the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called


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   the  "Federal  Securities  Laws"),  with respect to any disposition of the
   Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Collateral, and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any part of the Collateral under applicable blue sky or other state securities laws, or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Agent may perhaps be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Agent is not to have any such general duty or obligation to it, and the Pledgor will not attempt to hold the Agent responsible for selling all or any part of the Collateral at an inadequate price, even if the Agent shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 10 would apply if, for example, the Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if the Agent placed all or any part of the Collateral privately with a purchaser or purchasers.

                   11. Financing Statements. So long as the Obligations are outstanding and the security interest hereunder shall not have terminated in accordance with Section 13 hereof, the Pledgor agrees to execute and deliver to the Agent such UCC financing statements and any amendments thereto or continuations thereof and any other documents or instruments and to give such notices as the Agent may deem necessary or desirable to perfect the lien of the Agent on the Collateral. If the Pledgor does not execute and deliver to the Agent any such financing statement, amendment or other document or instrument or give such notice within five calendar days after requested by the Agent, then the Secured Party is hereby authorized by the Pledgor to file such items or give such notice, without the signature of the Pledgor or to execute such items as attorney-in-fact for the Pledgor. The Pledgor further authorizes the Agent, upon the occurrence and during the continuation of an Event of Default, to notify any obligors on instruments that all sums payable to the Pledgor relating to the collateral shall be paid directly to the Agent.

                 12. Further Assurances. Upon the request of the Agent, the Pledgor hereby agrees duly to execute and deliver, or cause to be duly executed and delivered, from time to time, at the cost and expense of the Pledgor, such further instruments as may be necessary or proper, in the reasonable judgment of the Agent, to carry out the provisions and purposes of this Pledge Agreement and to do all things necessary or advisable, in the judgment of the Agent, to perfect and preserve the pledge and the security interests of the Agent hereunder and in the Collateral or any portion thereof.

             13.  Release of Collateral.

                  13.1   The pledge and grant of the security interest in all


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   of  the  Collateral  hereunder shall terminate upon payment in full of the
   Obligations or conversion, redemption or prepayment in full of all of the Notes pursuant to Section 2 of the Purchase Agreement.

                       13.2 At such time as the pledge and security interest hereunder shall terminate, the Agent shall, if requested by the Pledgor, execute such UCC termination statements or other documents as Pledgor may reasonably request, and assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof, together with appropriate i n s t r uments of reassignment and release and share certificates representing the Collateral and any stock power or instrument of transfer executed in blank, as the case may be, then remaining in the possession or under the control of the Agent. Any such reassignment shall be without recourse upon or warranty by the Agent (other than as to such Collateral being free of any lien or encumbrance created by the Agent) and at the expense of the Pledgor.

                 14. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or shall be sent by telecopy (and if sent by telecopy, shall be confirmed by registered mail, return receipt requested, or by overnight mail or courier, postage and delivery charges prepaid), to the following addresses:

             if to the Pledgor:

             Metalclad Corporation
             2 Corporate Plaza, Suite 125
             Newport Beach, California 92660
             Phone:   (714) 719 1234
             Fax No.: (714) 719 1240
             Attention:  Mr. Grant Kesler, President

             with a copy to:

             Gibson, Haglund & Johnson
             Koll Center Irvine
             2010 Main Street, Suite 400
             Irvine, California 92614
             Phone: (714) 752 1100
             FAX:   (714) 752 7144 or (714) 752 1188
             Attention:  Bruce H. Haglund, Esq.

             if to the Agent:
             Gilmartin, Poster & Shafto
             Attention:  Donald B. Shafto, Esq.
             One William Street, 5th Floor
             New York, New York 10004
             Phone:  (212) 425 3220
             Fax No.:(212) 482 0848 or (212) 425 3130

             with a copy to:

             Sundt & Co. Ltd.
             Attention:  Nick Murphy


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             11 St. James s Square
             London SW1Y  4LB  United Kingdom
             Phone:    011 44 171 930 5757

          Fax No.:  011 44 171 930 1784

   with a copy to each of the Purchasers at their addresses for receipt of notices set forth in the Purchase Agreement.

   Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telecopy, when received. Addresses may be changed upon notice of such change given as provided in this Section 14.

             15. Survival of Representations and Warranties. All covenants, agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the purchase by the Purchasers, and the execution and delivery, of the Notes pursuant to the Purchase Agreement, and shall continue in full force and effect until the payment in full of the Obligations or the, conversion, redemption or prepayment of all of the Notes pursuant to Section 2 of the Purchase Agreement, regardless of the release of part or all of the Collateral pursuant to the provisions of Section 13 hereof.

               16. Successors. Whenever in this Pledge Agreement any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties which are contained in this Pledge Agreement shall bind and inure to the benefit of the successors and assigns of all other parties.

               17. Reimbursement of Agent. The Pledgor agrees to pay to the Agent an amount equal to the amount of all costs and expenses, including reasonable legal fees and disbursements, resulting from any Collateral, this Pledge Agreement (including the preparation of this Pledge Agreement and all related documents whether or not the transactions contemplated hereby are consummated) or the administration and enforcement or exercise of any right or remedy granted to the Agent hereunder or thereunder. The foregoing indemnity agreement includes any reasonable costs incurred by the Agent in connection with any action or proceeding which may be instituted in respect of the foregoing by the Agent, or by any other person either against the Agent or in connection with which any officer, agent or employee of the Agent is called as a witness or deponent, including, but not limited to, the reasonable fees and disbursements of any counsel to the Agent, and any reasonable out-of-pocket costs incurred by the Agent in appearing as a witness or in otherwise complying with legal process served upon it.

   If the Pledgor shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty of the Pledgor shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the obligations of the Pledgor secured hereby, the cost or expense incurred by the Agent in so doing, and any and all amounts expended by the Agent in taking such action shall be repayable to it upon its demand therefor and shall bear interest at 15% per annum from the date advanced to the date of repayment.


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   The  Pledgor  s obligations contained in this Section 17 shall survive the expiration or earlier termination of this Pledge Agreement.

             18. Indemnification by Pledgor. The Pledgor hereby indemnities and holds harmless the Agent and the Purchasers (to the fullest extent permitted by applicable law) from and against, and agrees that the Agent and the Purchasers shall have no liability or obligation arising out of, any and all claims, demands, losses, judgments, liabilities, penalties and expenses (including, without limitation, reasonable attorneys fees and disbursements) of any nature whatsoever, arising out of or related to this Pledge Agreement or the Collateral, including with respect to the Collateral any such claims (i) asserted before the taking of actual possession or control of the relevant Collateral by the Agent pursuant to this Pledge Agreement, (ii) arising out of any act of, or omission to act on the part of, any party prior to such taking of actual possession or control by the Agent (whether asserted before or after such taking of possession or control), or (iii) arising out of any act on the part of the Pledgor, its agents or affiliates before or after the commencement of such actual possession or control by the Agent.

   All indemnities contained in this Section 18 shall survive the expiration or earlier termination of this Pledge Agreement.

             19. Governing Law. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

                    20. Failure to Act Not a Waiver. Neither any failure to exercise, nor any delay on the part of the Agent in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

              21. Modification. No modification, amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances.

                22. Severability. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof invalid, illegal or unenforceable in any respect.

             23. Counterparts. This Pledge Agreement may be executed by the parties hereto in separate counterparts, each of .which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.


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




                     24. Headings. The headings and captions of this Pledge Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

                    25. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO THE ELECTION OF THE AGENT, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS PLEDGE AGREEMENT OR THE SUBJECT MATTER HEREOF MAY BE LITIGATED IN SUCH COURTS. THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT AND THE SUBJECT MATTER HEREOF. THE PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS OR OBTAIN OR ENFORCE JUDGMENTS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

                 26.  WAIVER OF JURY TRIAL.  THE PLEDGOR AND THE AGENT HEREBY
   WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE PLEDGOR AND THE AGENT ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND
   THAT RELATE TO THE SUBJECT MATTER OF THIS PLEDGE AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PLEDGOR AND THE AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN
   WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS PLEDGE AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

















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




               IN WITNESS WHEREOF, the Pledgor and the Agent have caused this Secondary Pledge Agreement to be executed by their respective duly authorized officers, all as of day and year first above written.

   The Company:             METALCLAD CORPORATION

                            By:
                               -------------------------
                            Name:  Grant S. Kesler
                            Title:  President


   Agent:                   GILMARTIN, POSTER & SHAFTO


                            By:
                               -------------------------
                            Name:
                            Title:
































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